UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2011

INFORMATION ARCHITECTS CORPORATION

NORTH CAROLINA	0-22325	87-0399301
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7625 Chapelhill Drive

ORLANDO, FLORIDA 32819

(Address of principal executive offices) (Zip Code)

(954) 358-7099

(Registrant’s telephone number, including area code)

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Item 8.01 – Other events

On April 5, 2011 The Secretary of State of North Carolina posted a “Certificate of Reinstatement from Revenue Suspension in Error” related to Information Architects Corporation (OTCBB: IACH). A copy of the document is attached hereto as Exhibit 9.01 and is incorporated herein by reference. The Corporation’s status is listed as Current-Active.

Item 9.01 Exhibits

Number	Description
9.01	Certificate of Reinstatement from Revenue Suspension in Error

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

April 8, 2011

INFORMATION ARCHITECTS CORPORATION BY: /S/ William Craig —————————————— William Craig Acting Chief Executive Officer

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